Trade Receivables	12 Months Ended
Dec. 31, 2021
Trade And Other Receivables [Abstract]
Trade Receivables

16. TRADE RECEIVABLES

	December 31, 2021	December 31, 2020
	US$’000	US$’000
Trade receivables	50,410	75,000
Less: Impairment of trade receivables	—	(22)
	50,410	74,978

The Group’s trading terms with its customers are mainly on credit. The credit period is 30 to 75 days. The Group seeks to maintain strict control over its outstanding receivables and overdue balances are reviewed regularly by management. Trade receivables are non-interest-bearing. The Group has concentration of credit risk as US$50.0 million (or 99.2%) and US$75.0 million (or 100%), respectively, of trade receivables were due from one single customer under a license and collaboration agreement as at December 31, 2021 and 2020. As at December 31, 2021, the remaining US$0.4 million of trade receivables were about royalties due from Nanjing Probio Biotech Co., Ltd. (note 33).

Movements in the loss allowance for impairment of trade receivables were as follows:

Total
US$’000
At January 1, 2021	22
Impairment losses reversed	(22)
Impairment losses recognized	—
At December 31, 2021	—
At January 1, 2020	9
Impairment losses reversed	(9)
Impairment losses recognized	22
At December 31, 2020	22

The Group applies the simplified approach to providing for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. The Group performed an impairment analysis at the end of each year by considering the probability of default of the debtors or comparable companies with published credit ratings.

Set out below is the information about the credit risk exposure on the Group’s trade receivables using a provision matrix as at December 31, 2020. As at December 31, 2021, the expected credit loss is insignificant.

	As at December 31, 2020
	Gross carrying amount	Expected loss rate	Expected credit loss
	USD’000		USD’000
Within 3 months	75,000	0.03%	22